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                                                                   EXHIBIT 10.17





                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is delivered and executed as of February 2, 2000 by and between PrivilegeOne Networks, Inc., a Delaware corporation ("Assignor"), and PrivilegeOne Networks, L.L.C., a Delaware limited liability company ("Assignee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Assignor has (i) entered into certain Employment and Non-Competition Agreements with each of Steven R. Tetreault, Thomas E. Van Fechtmann and Thomas C. Corley, each dated as of January 27, 2000 (each an "Employment Agreement" and, collectively, the "Employment Agreements") and (ii) executed a certain Promissory Note in the original principal amount of $1,500,000.00 dated as of January 27, 2000 (the "Promissory Note");

         WHEREAS, (i) Section 16 of each Employment Agreement permits the Assignor to assign its rights and obligations under such Employment Agreement to a business entity that succeeds to all or substantially all of the Assignor's business provided such succeeding business entity assumes the Assignor's obligations under such Employment Agreement and (ii) the Promissory Note permits a third party to assume the payment thereof;

         WHEREAS, Assignee will succeed to all or substantially all of Assignor's business and will assume (i) all of Assignor's obligations under the Employment Agreements and (ii) the payment of the Promissory Note;

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the date of this Agreement, Assignor hereby assigns, transfers and conveys to Assignee (i) all of Assignor's rights and obligations under the Employment Agreements (ii) all rights and obligations under the Promissory Note and (iii) the rights and obligations under the agreements and contracts identified on Schedule A hereto (the "Other Agreements"). Effective as of the date of this Agreement, Assignee hereby assumes (i) all of the Assignor's rights and obligations under the Employment Agreements, (ii) all rights and obligations under the Promissory Note and (iii) all rights and obligations under the Other Agreements.

         2. Assignor and Assignee each hereby further undertake to use all reasonable efforts to take, or cause to be taken, any further action necessary




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or desirable to carry out the purposes of this Agreement and to execute, deliver or file, or cause to be executed, delivered or filed, all necessary or desirable documentation.

         3. All of the rights and remedies of Assignor and Assignee, respectively, under this Agreement shall inure to the benefit of their respective successors and assigns forever.

         4. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any conflicts of laws principles.

         5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one original instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on their behalf as of the date first above written.

                                       PRIVILEGEONE NETWORKS, INC.



                                       By:
                                          --------------------------------------
                                            Name: Stephen R. Tetreault
                                            Title: President


                                       PRIVILEGEONE NETWORKS, L.L.C.

                                       By:   Taytrowe Van Fechtmann World
                                             Companies, Inc., Member

                                            By:
                                               ---------------------------------
                                                 Name:  Steven R. Tetreault
                                                 Title:  President


                                             By:  Calton, Inc., Member

                                            By:
                                               ---------------------------------
                                                 Name:  Anthony J. Caldarone
                                                 Title:  President


                                             By:  3DThink, Inc., Member

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:






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         Each of the undersigned hereby consents to the assignment, as of the date of this Agreement, of his Employment Agreement with PrivilegeOne Networks, Inc. to PrivilegeOne Networks, L.L.C. and the assumption, as of the date of this Agreement, by PrivilegeOne Networks, L.L.C. of all obligations of PrivilegeOne Networks, Inc. thereunder.



--------------------------------
Steven R. Tetreault

--------------------------------
Thomas E. Van Fechtmann

--------------------------------
Thomas C. Corley

         Calton, Inc. hereby acknowledges that, as of the date of this Agreement, PrivilegeOne Networks, L.L.C. has assumed all of the obligations of PrivilegeOne Networks, Inc. under the Promissory Note; however such description does not terminate the liability of PrivilegeOne Networks, Inc. under such promissory note.

CALTON, INC.


--------------------------------
Name:  Anthony J. Caldarone
Title:  President


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